UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

SPDR® GOLD TRUST

SPONSORED BY WORLD GOLD TRUST SERVICES, LLC

(Name of Registrant as Specified In Its Charter)

Steven J. Glusband, Esq.

Austin D. Keyes, Esq.

Carter Ledyard & Milburn LLP

2 Wall Street

New York, New York 10005

(212) 732-3200

glusband@clm.com

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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SPDR® Gold Trust Consent Solicitation – Sponsored by World Gold Trust Services, LLC

Record Date: June 9, 2014

Vote Cut-off Date: October 17, 2014, adjourned to December 17, 2014

Additional Materials:

Item 1. Adjournment letter to unvoted NOBO accounts; US cross-listing

Item 2. Adjournment letter to unvoted OBO accounts; US cross-listing

Item 3. Adjournment letter to unvoted accounts; Singapore cross-listing

Item 4. Adjournment notice filed on TDnet; Japan cross-listing

Item 5. Adjournment letter to unvoted accounts; Hong Kong cross-listing

Item 6. Adjournment update on spdrgoldshares.com; US page

Item 7. Adjournment update on spdrgoldshares.com; Main, Mexico and Singapore pages

Item 8. Adjournment update on spdrgoldshares.com; Japan page

Item 9. Adjournment update on spdrgoldshares.com; Hong Kong page

ITEM 1

Consent Adjourned to December 17, 2014

Dear GLD® Shareholder,

The SPDR® Gold Trust Consent Solicitation has been adjourned to December 17, 2014. Our records indicate that we have not yet received your vote. Many shareholders believe their vote will not make a difference; however, your vote is critical to pass both proposals. Your prompt attention will also reduce further communication and expense relating to this matter.

Please Vote Today!

PLEASE NOTE: You may not be aware that you are a shareholder in SPDR® Gold Trust or GLD®. This may be because your Financial Advisor/Broker invested in SPDR® Gold Trust on your behalf, however, please ensure that your vote is cast for this important matter.

If you have any questions or need assistance, please call the shareholder help line, toll-free at:

1-866-828-9088

Your vote is important!

Please Note: This is a Consent Solicitation.

The expiration of this Consent Solicitation is now December 17th.

If the Trust obtains the requisite votes needed to pass the proposals anytime before December 17, we will discontinue sending written communications and calling unvoted holders.

Voting takes only a few minutes. Thank you for your participation in this important matter.

The Trust has made it very easy for you to vote. Choose one of the following methods:

•	Mail in your signed voting instruction form in the postage-paid envelope provided.

•	Speak to a live proxy specialist by calling 1-866-828-9088. We can answer your questions and record your vote. (Open: M-F 9am – 11pm and Sat 10am – 6pm ET)

•	Call the phone number on your voting instruction form, enter the control number provided on the form, and follow the touchtone prompts.

•	Log on to www.proxyvote.com, enter your control number printed on the voting instruction form, and vote by following the on-screen prompts.

*	Please note that although the shareholder voting period has been extended to December 17, 2014, the voting period is subject to (i) early termination, including if the requisite shareholder vote has been received for the two proposals, or (ii) extension at the discretion of the Sponsor.

Gld-Adj-NOBO

ITEM 2

Consent Adjourned to December 17, 2014

Dear GLD® Shareholder,

The SPDR® Gold Trust Consent Solicitation has been adjourned to December 17, 2014. Our records indicate that we have not yet received your vote. Many shareholders believe their vote will not make a difference; however, your vote is critical to pass both proposals. Your prompt attention will also reduce further communication and expense relating to this matter.

Please Vote Today!

PLEASE NOTE: You may not be aware that you are a shareholder in SPDR® Gold Trust or GLD®. This may be because your Financial Advisor/Broker invested in SPDR® Gold Trust on your behalf, however, please ensure that your vote is cast for this important matter.

If you have any questions or need assistance, please call the shareholder help line, toll-free at:

1-866-620-0678

Your vote is important!

Please Note: This is a Consent Solicitation.

The expiration of this Consent Solicitation is now December 17th.

If the Trust obtains the requisite votes needed to pass the proposals anytime before December 17, we will discontinue sending written communications to unvoted holders.

Voting takes only a few minutes. Thank you for your participation in this important matter.

The Trust has made it very easy for you to vote. Choose one of the following methods:

•	Mail in your signed voting instruction form in the postage-paid envelope provided.

•	Speak to a live proxy specialist by calling 1-866-620-0678. We can answer your questions and record your vote. (Open: M-F 9am – 11pm and Sat 10am – 6pm ET)

•	Call the phone number on your voting instruction form, enter the control number provided on the form, and follow the touchtone prompts.

•	Log on to www.proxyvote.com, enter your control number printed on the voting instruction form, and vote by following the on-screen prompts.

*	Please note that although the shareholder voting period has been extended to December 17, 2014, the voting period is subject to (i) early termination, including if the requisite shareholder vote has been received for the two proposals, or (ii) extension at the discretion of the Sponsor.

Gld-Adj-OBO

ITEM 3

Consent Adjourned to December 17, 2014

Dear GLD® Shareholder,

The SPDR® Gold Trust Consent Solicitation has been adjourned to December 17, 2014. Our records indicate that some of you have not yet voted. Many shareholders believe their vote will not make a difference; however, your vote is critical to pass both proposals. Your prompt attention will also reduce further communication and expense relating to this matter.

Please Vote Today!

PLEASE NOTE: You may not be aware that you are a shareholder in SPDR® Gold Trust or GLD®. This may be because your Financial Advisor/Broker invested in SPDR® Gold Trust on your behalf, however, please ensure that your vote is cast for this important matter.

Your vote is important!

Please Note: This is a Consent Solicitation.

The expiration of this Consent Solicitation is now December 17th.

If the Trust obtains the requisite votes needed to pass the proposals anytime before December 17, we will discontinue sending written communications and calling unvoted holders.

The Trust has made it very easy for you to vote:

•	Mail in your signed voting instruction form in the postage-paid envelope provided.

Voting takes only a few minutes. Thank you for your participation in this important matter.

*	Please note that although the shareholder voting period has been extended to December 17, 2014, the voting period is subject to (i) early termination, including if the requisite shareholder vote has been received for the two proposals, or (ii) extension at the discretion of the Sponsor.

ITEM 4

[Translation]

Notification of Extension of the Voting Deadline

regarding Amendments to the Trust Indenture of a Listed Investment Trust

Date submitted: October 17, 2014

To All Persons Concerned,

Name of Management Company	World Gold Trust Services, LLC
(Company Code Number: 13264)
Name and Title of Representative	Name: John Adrian Pound
Title: Chief Financial Officer
Nishimura & Asahi
Address of Attorney-in-Fact	Ark Mori Bldg
12-32, Akasaka 1-chome
Minato-ku, Tokyo, Japan
Name of Attorney-in-Fact	Name: Kei Ito
Attorney-at-Law
Contact Information for Inquiries	Nishimura & Asahi
Name: Tomoko Yanase
Attorney-at-Law
Telephone Number: (03)5562-8500

Pursuant to the “Notification of Amendments to the Trust Indenture of a Listed Investment Trust and Record Date Regarding Voting of Beneficial Owners” dated May 30, 2014, we gave notice of the voting deadline in the U.S. (July 18, 2014) regarding the consent solicitation (the “Consent Solicitation”) for amendments to the trust indenture of SPDR® Gold Trust (the “Trust”) dated November 12, 2004 between us, as Sponsor, and The Bank of New York Mellon, as Trustee, as amended, regarding SPDR® Gold Shares (Code Number: 1326; the “Shares”) (for which we act as the Sponsor and the Management Company). In addition, we gave each notice of extension of the voting deadline in the U.S. on July 18, 2014 (to August 29, 2014) and on August 29 (to October 17, 2014).

We hereby give notice to extend the voting deadline in the U.S. once again regarding amendments to the trust indenture as below. Accordingly, the voting deadline for the beneficial owners in Japan has also been extended to the same date, subject to early termination of this Consent Solicitation, including if the consent of the shareholders holding 51% of the Trust’s outstanding Shares has been received for the two proposals, or the extension of the voting period at the discretion of the Sponsor. We would like all of the beneficial owners in Japan to fill out the proxy voting instructions (post card) and post it so that it arrives no later than the extended deadline. Although the post card states that it is valid until July 18, 2014, it can still be posted after that date.

Voting Deadline in U.S. (extended)            December 17, 2014

ITEM 5

IMPORTANT: This document is important and requires your immediate attention. If you are in doubt or have questions about the contents of this document, you should seek independent professional advice.

The Stock Exchange of Hong Kong Limited, Hong Kong Securities Clearing Company Limited, Hong Kong Exchanges and Clearing Limited and the Securities and Futures Commission take no responsibility for the contents of this document, make no representation as to its accuracy or completeness and expressly disclaim any liability whatsoever for any loss howsoever arising from or in reliance upon the whole or any part of the contents of this document.

SPDR® GOLD TRUST

(the “Trust”)

(A collective investment scheme authorised under

Section 104 of the Securities and Futures Ordinance (Cap. 571) of Hong Kong1)

(Stock Code: 2840)

NOTICE OF AMENDMENT TO THE TRUST INDENTURE AND

PROPOSAL AND SOLICITATION FOR CONSENT

TO AMEND THE TRUST INDENTURE OF THE TRUST

Please note that the voting period has been further extended to December 17, 2014 (and may be further extended at the discretion of the Sponsor). The voting period may also be subject to early termination if the consent of Shareholders holding 51% of the Trust’s outstanding Shares has been received for the two proposals. Hong Kong shareholders will be given a minimum of three days notice prior to the definitive implementation date for the two proposals. The record date has not been changed and remains as 9 June 2014. Please refer to the consent solicitation statement dated 19 June 2014 for more information.

Terms not otherwise defined in this notice shall have the meanings defined in the trust indenture, as amended, of the Trust.

Dear Shareholder:

Consent Adjourned to December 17, 2014

The SPDR® Gold Trust Consent Solicitation has been adjourned to December 17, 2014. Our records indicate that some of you have not yet voted. Many shareholders believe their vote will not make a difference; however, your vote is critical to pass both proposals. Your prompt attention will also reduce further communication and expense relating to this matter.

Please Vote Today!

PLEASE NOTE: You may not be aware that you are a shareholder in SPDR® Gold Trust or GLD®. This may be because your Financial Advisor/Broker invested in SPDR® Gold Trust on your behalf, however, please ensure that your vote is cast for this important matter.

[1]	Securities and Futures Commission’s authorization is not a recommendation or endorsement of a scheme nor does it guarantee the commercial merits of a scheme or its performance. It does not mean the scheme is suitable for all investors nor is it an endorsement of its suitability for any particular investor or class of investors.

Your vote is important!

Please Note: This is a Consent Solicitation. The expiration of this Consent Solicitation is now December 17, 2014.

If the Trust obtains the requisite votes needed to pass the proposals anytime before December 17, 2014, we will discontinue sending written communications and calling unvoted holders.

The Trust has made it very easy for you to vote:

•	Mail in your signed proxy card (enclosed herein which also includes voting instructions) in the postage-paid envelope provided.

Voting takes only a few minutes. Thank you for your participation in this important matter.

Additional Information

If you are in doubt or have questions about the contents of this notice, or if you would like additional information, please contact the solicitation agent, D.F. King & Co., Inc., at +1 866-828-9088 (which is toll-free if you are calling from the United States, Canada or Mexico; otherwise you will incur a telephone call toll charge) or State Street Global Advisors Asia Limited (as the Hong Kong Representative of the Trust (the “Hong Kong Representative”)) at 68/F Two International Finance Centre, 8 Finance Street, Central, Hong Kong or by calling +852 2103 0100.

The Trust Indenture, the proposed amendments to the Trust Indenture and the U.S. consent solicitation statement will be available for inspection, free of charge, at the office of the Hong Kong Representative. The Sponsor accepts full responsibility for the accuracy of the information contained in this notice and confirms, having made all reasonable enquiries, that to the best of its knowledge and belief, there are no other facts the omission of which would make any statement misleading.

As Sponsor of the SPDR® Gold Trust, we greatly appreciate and value you being a shareholder.

Thank you in advance for your timely consideration of this matter.

World Gold Trust Services, LLC

as Sponsor of the Trust

[17] October 2014

Proxy Tabulator

5/F Ruttonjee House

11 Duddell Street

Central

Hong Kong

To vote by Mail

1)	Read the Consent Solicitation Statement.

2)	Check the appropriate boxes on the voting instruction form below.

3)	Sign and date the voting instruction form.

4)	Return the voting instruction form in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M76662-Y20754	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

                                 SPDR® GOLD TRUST

                                 SPDR®

		FOR	AGAINST	ABSTAIN

1.	TO APPROVE AMENDMENTS TO THE TRUST INDENTURE THAT CHANGE THE MANNER IN WHICH THE ORDINARY FEES AND EXPENSES OF THE TRUST ARE PAID SUCH THAT, IN RETURN FOR A PAYMENT TO THE SPONSOR OF 0.40% PER YEAR OF THE DAILY NAV OF THE TRUST, THE SPONSOR WILL BE RESPONSIBLE FOR ALL OTHER ORDINARY FEES AND EXPENSES OF THE TRUST, AS DESCRIBED IN THE CONSENT SOLICITATION STATEMENT.	☐	☐	☐

2.	TO APPROVE THE AMENDMENT TO SECTION 3.08 OF THE TRUST INDENTURE TO PERMIT THE SPONSOR TO COMPENSATE AFFILIATES FOR PROVIDING MARKETING AND OTHER SERVICES TO THE TRUST.	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date

Signature [Joint Owners]	Date

ITEM 6

Important Shareholder Information (Updated October 17, 2014)

We have extended the period for investors to vote on our proposals, which aim to modernize and simplify SPDR® Gold Shares (“GLD”). All shareholders should cast their votes before December 17, 2014.

If you are a shareholder and would like to register your vote online, please click here. Your vote is important and every vote counts.

As you may know, two leading, independent proxy advisory firms— Institutional Shareholders Services Inc. (ISS) and Glass, Lewis & Co., LLC - have recommended GLD® investors to vote “FOR” our proposals.

Your vote is critical to ensure these proposals are approved. All shareholders are therefore encouraged to vote their shares online, by telephone or by mail as soon as possible.

You can learn more about our proposals by clicking here or by calling our shareholder solicitation agent, DF King & Co., Inc., at (866) 828-9088. Calls from outside of the US, Canada and Mexico may be subject to toll charges.

Please note that although the shareholder voting period has been extended to December 17, 2014, it is subject to the early termination of this Consent Solicitation, including if the consent of Shareholders holding 51% of the Trust’s outstanding Shares has been received for the two proposals, or the extension of the voting period at the discretion of the Sponsor.

ITEM 7

Important Shareholder Information (Updated October 17, 2014)

We have extended the period for investors to vote on our proposals, which aim to modernize and simplify SPDR® Gold Shares (“GLD”). All shareholders should cast their votes before December 17, 2014.

Your vote is important and every vote counts.

As you may know, two leading, independent proxy advisory firms— Institutional Shareholders Services Inc. (ISS) and Glass, Lewis & Co., LLC - have recommended GLD® investors to vote “FOR” our proposals.

Your vote is critical to ensure these proposals are approved. All shareholders are therefore encouraged to vote their shares as soon as possible.

You can learn more about our proposals by clicking here or by calling our shareholder solicitation agent, DF King & Co., Inc., at (866) 828-9088. Calls from outside of the US, Canada and Mexico may be subject to toll charges.

Please note that although the shareholder voting period has been extended to December 17, 2014, it is subject to the early termination of this Consent Solicitation, including if the consent of Shareholders holding 51% of the Trust’s outstanding Shares has been received for the two proposals, or the extension of the voting period at the discretion of the Sponsor.

ITEM 8

Important Shareholder Information (Updated October 17, 2014)

We have extended the period for investors to vote on our proposals, which aim to modernize and simplify SPDR® Gold Shares (“GLD”). All shareholders should cast their votes before December 17, 2014.

Your vote is important and every vote counts.

As you may know, two leading, independent proxy advisory firms— Institutional Shareholders Services Inc. (ISS) and Glass, Lewis & Co., LLC - have recommended GLD® investors to vote “FOR” our proposals.

Your vote is critical to ensure these proposals are approved. All shareholders are therefore encouraged to vote as soon as possible.

You can learn more about our proposals by clicking here or by calling our shareholder solicitation agent, DF King & Co., Inc., at (866) 828-9088. Calls from outside of the US, Canada and Mexico may be subject to toll charges. You may also contact in Japan the Share Handling Service Agent, Sumitomo Mitsui Trust Bank, Limited, Stock Transfer Agency Business Planning Department (Transfer Agency Business Center) toll-free at 0120-782-031.

Please note that although the shareholder voting period has been extended to December 17, 2014, it is subject to the early termination of this Consent Solicitation, including if the consent of Shareholders holding 51% of the Trust’s outstanding Shares has been received for the two proposals, or the extension of the voting period at the discretion of the Sponsor.

ITEM 9

Important Shareholder Information (Updated October 17, 2014)

We have extended the period for investors to vote on our proposals, which aim to modernize and simplify SPDR® Gold Shares (“GLD”). All shareholders should cast their votes before December 17, 2014.

Your vote is important and every vote counts.

As you may know, two leading, independent proxy advisory firms— Institutional Shareholders Services Inc. (ISS) and Glass, Lewis & Co., LLC - have recommended GLD® investors to vote “FOR” our proposals.

Your vote is critical to ensure these proposals are approved. All shareholders are therefore encouraged to vote as soon as possible.

You can learn more about our proposals by clicking here or by calling our shareholder solicitation agent, DF King & Co., Inc., at (866) 828-9088. Calls from outside of the US, Canada and Mexico may be subject to toll charges. You may also contact our local Hong Kong Representative State Street Global Advisors Asia Limited at +852 2103 0100.

*	Please note that although the shareholder voting period has been extended to December 17, 2014, it is subject to the early termination of this Consent Solicitation, including if the consent of Shareholders holding 51% of the Trust’s outstanding Shares has been received for the two proposals, or the extension of the voting period at the discretion of the Sponsor. Hong Kong shareholders will be given a minimum of three days notice prior to the definitive implementation date for the two proposals.